UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2023

ARCH THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

235 Walnut Street, Suite 6 Framingham, Massachusetts		01702
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N|A	N|A	N|A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 13, 2023, Arch Therapeutics, Inc. (the “Company”) issued a press release providing a commercialization update on the Company’s first product, AC5® Advanced Wound System (“AC5”). AC5 is cleared by the Food and Drug Administration for the management of partial and full-thickness wounds, such as pressure sores, leg ulcers, diabetic ulcers, and surgical wounds. AC5 is a synthetic self-assembling wound care product that provides clinicians with multi-modal support and utility across all phases of wound healing.

Since the Centers for Medicare and Medicaid Services (“CMS”) established A2020, a Level II Healthcare Common Procedure Coding System (“HCPCS”) code dedicated to AC5, both orders and payments for submitted claims have accelerated.

Since the April 1, 2023, effective date of A2020, average monthly order volume for AC5 has grown significantly, increasing over four-fold when compared to average monthly order volume from the first calendar quarter. The Company can already confirm reimbursement through paid claims in various regions of the country and continues to make progress on its efforts to expand coverage and optimize payment policies with both commercial payors and contracting administrators for CMS.

While coverage and payment decisions by payor can vary, and total revenue remains modest relative to our long-term expectations, the increase in order volume, reimbursement trends, and the number of providers using AC5 in their respective practice settings exceeds management’s internal targets for this point in the process.

The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01.	Other Events.

The disclosure under Item 7.01 (Regulation FD Disclosure) is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release issued by Arch Therapeutics, Inc., dated September 13, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.

Dated: September 13, 2023	By:	/s/ Terrence W. Norchi, M.D.
Name: Terrence W. Norchi, M.D. Title: President, Chief Executive Officer